AGREEMENT AND AMENDMENT

         AGREEMENT AND AMENDMENT (this "Agreement" or "Amendment") dated January __, 1997 ("Amendment Effective Date"), by and among Vacation Break Resorts at Star Island, Inc., a Florida corporation ("Borrower"), the individual and corporate Guarantors identified on the signature pages of this Agreement (individually, a "Guarantor" or jointly and severally, the "Guarantors"), and Textron Financial Corporation, a Delaware corporation ("Lender").

                              PRELIMINARY STATEMENT

         The Borrower, the Guarantors, and Lender, are parties to a Loan and Security Agreement dated as of March 14, 1996 (as amended hereby, and as further amended from time to time, and including all schedules and exhibits to it, the "Loan Agreement"). Pursuant to the Loan Agreement and the other Loan Documents, Lender made in favor of Borrower a loan in the principal amount of up to $5,000,000 (the "Loan"). The Loan is guaranteed by the Guarantors, jointly and severally, and secured by, among other Collateral, purchase and sale agreements with Purchasers included among the Timeshare Documents, together with cash deposits and related rights and interests in connection with TFC Financed Escrow Sales, and Pledged Notes Receivable and Mortgages deriving from sales of Intervals at the Resorts.

         At the time of the original Closing under the Loan Agreement, the Resorts consisted of the condominium vacation ownership time-share projects known as Vacation Break Resorts at Star Island I, a Condominium ("VBSI I") and Vacation Break Resorts at Star Island II, a Condominium ("VBSI II"), each as more particularly described in the Loan Agreement. Subsequent to the original Closing Date, the Borrower, as Developer, filed certain Timeshare Documents with the Division, and on October 10, 1996 the Division approved as a condominium vacation ownership time-share project, a separate portion of the Star Island Project presently under construction which is known as Vacation Break Resort at Star Island III, a Condominium ("VBSI III"), as more particularly described below. The parties wish to enter into this Amendment, among other things, to include VBSI III as a Resort and to provide for Advances to be made in respect of Eligible Escrow Sales or Eligible Notes Receivable arising from sales of Intervals in VBSI III.

         NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement, and all such defined terms are deemed incorporated herein by this reference. Capitalized terms defined in the introductory Preliminary Statement or elsewhere in this Agreement, or in the Loan Documents other than the Loan Agreement (including as amended by this Agreement), shall have the meanings assigned to them at the place first defined. The definitions include the singular and plural forms of the terms defined.

         2. AMENDMENT. The provisions of this Amendment shall govern and control over conflicting or inconsistent provisions in the Loan Agreement and the other Loan Documents, but except as expressly modified by this Amendment, all provisions of the Loan Agreement and the other Loan Documents remain unmodified and in full force and effect, and are expressly reaffirmed by the parties hereto. As used herein, references to (a) the Loan Agreement shall mean the Loan Agreement as amended by this Amendment; and (b) the Loan Documents shall be deemed to include, in addition to the other Loan Documents, this Agreement, the Intercreditor Agreement (defined below), and the various assignments, financing statements, consents, certifications, authorizations, opinions and other documents, instruments or materials executed and delivered in connection with this Agreement.

         3. VACATION BREAK RESORT AT STAR ISLAND - BACKGROUND. As discussed more fully in the Loan Documents, prior to the Amendment Effective Date identified in the initial paragraph hereof, Borrower, as Developer, commenced the establishment of a multiple condominium time-share plan and project defined in the Loan Documents as the Resort. As of the Closing Date, the Resort consisted of VBSI I, as more particularly described and provided in the VBSI I Declaration, and VBSI II, as more particularly described and provided in the VBSI II Declaration. As described more fully in the VBSI I Declaration and the VBSI II Declaration (collectively, and including Declarations of Condominium relating to future condominiums included within the Resort, the "Declarations"), the Resort consists or is to consist of, among other things, condominium buildings (the "Buildings") in which "Timeshare Interests" (also referred to as "Intervals") are or will be established. VBSI I consists of one Building designated as Building 2, containing 11 Units, and VBSI II consists of one Building designated as Building 28, containing 16 Units.

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                  Building 2 and Building 28 were constructed, and Units or
Intervals have been or are being conveyed to Borrower, pursuant to and as provided in, among other agreements, the May 15, 1995 amended Purchase Agreement between the Borrower and Star Island Development Corp. ("SIDC"). SIDC's Construction of Building 2 and Building 28 was financed by Lender pursuant to a separate loan transaction between Lender and SIDC described in the Agreement and Consent included among the Loan Documents as the "SIDC Loan." Final certificates of occupancy have been issued with respect to Building 2 and Building 28, and all of the Units (and Intervals) therein.

                  Since the Closing Date, Borrower and SIDC have agreed to the construction and conveyance to Borrower, pursuant to the Purchase Agreement, of an Additional Resort Building known as "Building 9", containing 48 Units, for inclusion by the Borrower in the Resort as an additional condominium established as VBSI III. SIDC's Construction of Building 9 is being financed by Colonial Bank ("Colonial"), pursuant to a construction loan transaction dated as of July 30, 1996 between SIDC and Colonial Bank (the "SIDC Colonial Loan"). In connection with the SIDC Colonial Loan, an Affiliate of Borrower and a Guarantor, Vacation Break U.S.A., Inc. ("VBUSA"), delivered in favor of Colonial a limited guaranty of SIDC's payment and performance of the SIDC Colonial Loan as it relates to Building 9 only ("VBUSA Colonial Guaranty"). A true copy of the VBUSA Colonial Guaranty is attached as Exhibit "A". Borrower, Lender and the Guarantors acknowledge the VBUSA Colonial Guaranty, and Lender consents to same on the terms set forth in Exhibit "A", subject, however, to VBUSA's and the other Guarantors' Guaranty in favor of Lender.

         4. VBSI III APPROVALS. As evidenced by an approval letter dated October 10, 1996, a public offering statement and other Timeshare Documents relating to VBSI III have been approved by the Division. Building 9 is an Additional Resort Building as described in Section 4.2 of the Loan Agreement. In addition to all other conditions to the making of Advances as set forth in any of the Loan Documents, as a further condition to any Advances in respect of Eligible Escrow Sales at VBSI III, or Eligible Notes Receivable deriving from sales of Intervals at VBSI III, Borrower shall have delivered to Lender, and Lender shall have approved prior to the date of any such Advance, all of the documents or materials provided for in Section 4.1 and 4.2 of the Loan Agreement as the same relate to VBSI III, including without limitation, true copies (or originals, as may be required) of all Timeshare Documents and Operating Contracts (which, as defined in the Loan Agreement, shall be deemed to pertain to each Resort), evidence of compliance with the Timeshare Act, the Condominium Act and other Applicable Laws, and, when issued, all related governmental licenses, permits and approvals, together with certified surveys, engineering, environmental and wood-boring insects reports, evidence of insurance, evidence of payment of taxes and assessments, and all of the other conditions set forth in

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Sections 4.1, 4.2 and 4.3, and Section 5, of the Loan Agreement shall, with respect to VBSI III, have been or be performed or complied with to Lender's satisfaction.

         5. CERTAIN DEFINITIONS. In view of the inclusion of VBSI III as an additional Resort in respect of which Advances under the Loan may be made, from and after the Amendment Effective Date the following defined terms used herein or in the Loan Agreement or other Loan Documents shall be amended to have the following meanings:

                  (a) "Declaration" or "Declarations" as defined in Section 1.16 of the Loan Agreement (and in other Loan Documents), is amended to refer, individually and collectively, to the VBSI I Declaration and the VBSI II Declaration, and the Declaration of Condominium for Vacation Break Resorts at Star Island III, a Condominium, to be recorded in the Official Records of Osceola County, Florida, as amended from time to time ("VBSI III Declaration"), and the other Declarations of Condominium relating to future condominiums included in the Resort, in each case as recorded or to be recorded in the Public Records of Osceola County, Florida and in each case as the same may be amended from time to time.

                  (b) "Resort" as defined in Section 1.54 of the Loan Agreement (and in other Loan Documents), is amended to include, as of the original Closing Date, VBSI I and VBSI II, and as of the Amendment Effective Date, VBSI I, VBSI II, and VBSI III, consisting of, among other things, all Buildings and improvements, Condominium Property, Units and Intervals, now existing or hereafter added or arising, located at One Avenue of the Stars, Kissimmee, Osceola County, Florida 34746, upon the real property more fully described in Exhibit "B" (including other property as added to the Resort from time to time, the "Real Property"), and including all Condominium Property and related or appurtenant properties, facilities, equipment, appliances, fixtures, easements, licenses, rights and interests, including access and use rights with respect to the Recreational and Support Facilities, as established by and more fully described in the Declarations and the other Timeshare Documents, and as the same may be amended from time to time.

                  (c) "Sales Escrow Agreement" as defined in Section 1.55 of the Loan Agreement (and in other Loan Documents) is amended to refer, individually and collectively, (i) as to VBSI I and VBSI II, to the Sales Escrow Agreement dated June 21, 1995 between Borrower and Stanton & Gasdick, P.A., as "Sales Escrow Agent", and (ii) as to VBSI III, to the Sales Escrow Agreement dated May 31, 1996 between Borrower and Sales Escrow Agent, and (iii) as to future condominiums included in the Resort and approved by Lender, additional Sales Escrow Agreements between Borrower and Sales Escrow Agent as may relate to such future condominiums.

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         6. LOAN ESTOPPEL. The parties acknowledge and confirm that as a result of Advances made prior to the Amendment Effective Date, and without giving effect to any advances that may be made in connection with the closing hereof, the outstanding principal and interest under the Loan, and the status of the Available Funding, are as reflected in the Available Funding Report attached hereto as Schedule 6. In connection with the closing under this Agreement, Borrower is seeking Advances as reflected in the Certificate and Draw Request, with accompanying Available Funding Report, delivered in connection with such requested Advances.

         7. CONDITIONS TO AMENDMENT CLOSING. The obligation of Lender to enter into this Agreement and, in addition to all of the other conditions precedent set forth in the Loan Agreement or the other Loan Documents, to fund any Advances in respect of VBSI III, shall be subject to the satisfaction of each of the following additional conditions precedent:

                  (a) Lender shall have received from Borrower and the Guarantors a fully executed original or executed counterpart originals of this Agreement.

                  (b) Lender, Borrower, Colonial Bank and SIDC shall have entered into an Intercreditor and Non-Disturbance Agreement in form and substance acceptable to Lender ("Intercreditor Agreement"). The Intercreditor Agreement shall confirm and provide for, among other things, the release of the mortgage and other security documents and UCC financing statements relating to the SIDC Colonial Loan (collectively, "Colonial Mortgage"), upon payment of a per Interval or per Unit "Release Fee" as set forth therein. In addition, the Intercreditor Agreement will provide Lender with notice of defaults under the SIDC Colonial Loan, and with an acceptable period of time and means either to cure SIDC defaults, or, upon such default, to acquire Colonial's rights, interests and priorities in, to and under the SIDC Colonial Loan, in order to forestall foreclosure by Colonial and to enable Completion of Construction of Building 9. If deemed necessary by any party to the Closing Escrow Agreement, or by Colonial Bank, Borrower, Lender and other parties will also enter into a new or modified Closing Escrow Agreement to further provide for releases of the Colonial Mortgage. As to any Advances in respect of VBSI III, Borrower shall take actions as may be necessary to cause Colonial to execute and deliver, and cause to be recorded, partial releases of the Colonial Mortgage in connection with closings of the related Intervals or Units. In addition, SIDC, Borrower and Lender shall have entered into an Amendment to the Agreement and Consent delivered at Closing, providing, among other things, that for purposes of the Agreement and Consent, the Resort consists of VBSI I, VBSI II and VBSI III, together with future condominiums as may be included by Borrower in the Resort and approved by Lender.

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                  (c) If required by Lender, Lender shall have received from
Rochelle Golub, Esq., or other counsel reasonably acceptable to Lender, closing opinions relating to VBSI III in form and substance reasonably acceptable to Lender.

                  (d) The representations and warranties contained in the Loan Agreement and Loan Documents, and in this Agreement, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with or performed by Borrower (or Guarantors) shall have been fully complied with and performed to the satisfaction of Lender.

                  (e) Lender shall have received a certificate of the secretary or assistant secretary of the Borrower and the corporate Guarantors certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of the Borrower or Guarantor authorized to sign this Agreement and the other documents, instruments and materials to be executed and delivered in connection herewith, and Borrower shall deliver to Lender an acceptable certificate of the secretary of the Borrower and the corporate Guarantors certifying the adoption by their respective Boards of Directors of resolution authorizing specified officers of the Borrower or Guarantors to enter and execute this Agreement and all other documents, certificates and instruments to be executed and delivered in connection with this Agreement and to consummate the transactions contemplated hereunder.

                  (f) Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the date hereof and signed by the president or other authorized officer of the Borrower, certifying that the conditions specified in this Agreement have been fulfilled, and "bringing down" the representations and warranties contained in the Loan Documents.

                  (g) Lender shall have received an estoppel in form and substance reasonably acceptable to it from SIDC addressing the Borrower's status and good standing under the Purchase Agreement, and confirming that VBSI III is included as a Resort, including for purposes of the Agreement and Consent between Lender and SIDC.

                  (h) Lender shall have received and reasonably approved copies of the Colonial Mortgage and related loan documents.

                  (i) All actions taken in connection with the execution or delivery of this Agreement, and all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received

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copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance and satisfactory to Lender and its counsel.

         8. GUARANTY. The Guarantors jointly and severally:

                  (a) have reviewed with counsel of their choice, this Agreement, the Intercreditor Agreement, the Amendment to the Agreement and Consent, the Collateral Assignment relating to the initial Advance in respect of TFC Financed Escrow Sales, and the other Loan Documents, and accept and consent to the terms thereof and hereof and the transactions provided for therein and herein;

                  (b) acknowledge and agree that they each receive material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

                  (c) ratify and reaffirm the Guaranty, and all of the terms, provisions, agreements, conditions, waivers and undertakings contained in the Guaranty, or any of the Loan Documents (as applicable to the Guarantors), all of which remain unmodified and in full force and effect;

                  (d) acknowledge and confirm their joint and several, continuing obligations under the Guaranty and agreement to be bound by the terms thereof, and that they have been since March 14, 1996 and remain jointly and severally liable as principal debtors with respect to the Guaranteed Obligations as defined and in accordance with the terms of the Guaranty;

                  (e) acknowledge and agree that the Guaranteed Obligations encompass and apply to all Advances and the entire Loan, including Advances from and after the Amendment Effective Date, and expressly including Advances made pursuant to this Agreement, and to all Obligations, including Obligations arising pursuant to this Agreement;

                  (f) are fully aware of the financial and other condition of the Borrower, the Resort, the Santa Barbara Project and the Sea Gardens Project, and each other, and are executing and delivering this Agreement based solely upon their own independent investigation and not upon any representation or statement of Lender;

                  (g) represent and warrant that, as of the date of this Agreement and after giving effect hereto and to the full potential Obligations which the Borrower could incur under the Loan Documents, and the full potential extent of the Guaranteed Obligations, the fair saleable value of each Guarantor's assets exceeds his, her, its or their respective liabilities, each

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Guarantor is meeting current liabilities as they mature, each Guarantor has sufficient capital for his, her, its or their operations in respect of the Resort and any other business in which he, she, it or they is or are engaging, and each Guarantor has not incurred debts beyond his, her, its or their ability to pay same as they mature;

                  (h) reaffirm, restate and incorporate by this reference all of the representations, warranties and covenants made in the Guaranty as if the same were made as of this date; and

                  (i) acknowledge that their agreements, consents and acknowledgements contained herein, and the provisions of the Guaranty which are reaffirmed by all the Guarantors, are a material inducement to Lender to enter into this Agreement, and that, but for the Guaranty and the Guarantors' agreements as set forth herein, Lender would decline to enter into this Agreement.

         9. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower, and as applicable, the Guarantors, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants made in the Loan Agreement (including as amended hereby), as if the same were made as of this date and with reference to the Loan Agreement as amended hereby. In addition, Borrower and, as applicable, the Guarantors, jointly and severally, represent, warrant and covenant as follows:

                  (a) This Agreement has been duly authorized by the Borrower and is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms; and, with respect to Section 8 of this Agreement and as otherwise applicable with respect to the Guarantors, this Agreement is the legal, valid and binding obligation of the Guarantors, enforceable against them, jointly and severally, in accordance with its terms;

                  (b) The execution, delivery and performance of this Agreement and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Collateral or the Resort (except in favor of Lender) pursuant to, any provision of law, or any indenture, agreement or instrument to which the Borrower or the Guarantors is a party or by which the Borrower or the Guarantors may be bound or affected, including, without limitation, with respect to the Heller Loan or the Colonial Bank Loan.

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                  (c) Borrower and the Guarantors hereby represent, warrant and confirm that there are no Defaults or Events of Default pursuant to the Loan Documents; that Lender has fully performed its obligations under the Loan Documents, and that neither the Borrower nor the Guarantors have any defenses, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

                  (d) There has been no material adverse change in the financial condition of any of the Resort, the Borrower or the Guarantors, respectively, since the Closing Date.

                  (e) The collateral security for the Heller Loan does not and will not encumber any properties, rights, interests or benefits included among the Collateral.

                  (f) The escrow accounts established under the Sales Escrow Agreements for use in connection with TFC Financed Escrow Sales are, as to VBSI I and VBSI II, SunTrust Account No. 0417-006224530, and as to VBSI III, SunTrust Account No. 0417-006232395, each established and maintained at SunTrust Bank, N.A. in Orlando, Florida (such accounts, respectively, are sometimes called, individually or collectively, the "TFC Escrow Sales Accounts"). The TFC Escrow Sales Accounts will be used for Purchaser deposits and payments in escrow in respect of all TFC Financed Escrow Sales, and such Accounts will not be closed or changed without the prior written consent of Lender. At Lender's request, Borrower will provide Lender with evidence reflecting that the records pertaining to the TFC Escrow Sales Accounts reasonably identify them as relating to TFC Financed Escrow Sales.

                  (g) Borrower and the Guarantors hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Loan Documents, and acknowledge that the Obligations, or with respect to the Guarantors, the Guaranteed Obligations def-med in the Guaranty, are the valid, legally binding and enforceable obligations of the Borrower, and the Guarantors, respectively.

         10. SCRIVENER'S ERRORS. With respect to Eligible Escrow Sales, Section
1.20 (f) of the Loan Agreement refers to ENR criteria set forth in Section 1.20
(c), (d), (k), (p) and (q).

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The reference to Section 1.20 (c), (d), (k), (p) and (q) is erroneous. The correct reference is to Section 1.21 (c), (d), (k), (p) and (q); and the Loan Agreement is amended accordingly. Also, as set forth in Section 2.3 (b) with respect to amounts paid to Lender at closings of Escrow Sales (or upon termination of escrow without closing), Section 2.3 (b) (ii) provides that such payments will be applied by Lender as provided in "subsection (b) below". The correct reference is to subsection (c) of Section 2.3, and the Loan Agreement is amended accordingly.

         11. MISCELLANEOUS.

                  (a) This Agreement is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Borrower may not transfer or assign any of its fights or obligations under this Agreement without the prior written consent of Lender.

                  (b) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Borrower, the Guarantors and Lender. This Agreement may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by the parties hereto. This Agreement shall not be construed more strictly against one party than against any other party merely by virtue of the fact that this Agreement may have been physically prep@ by one of the parties, or such party's counsel, it being agreed that all parties and their respective counsel have mutually participated in the negotiation and preparation of this Agreement.

                  (c) This Agreement and all of the transactions hereunder, and all of the rights of the parties, shall be governed as to validity, construction and enforcement and in all other respects by the laws of the State of Florida.

                  (d) Borrower hereby agrees to pay (i) all documentary stamp taxes, intangibles taxes, or other taxes or charges, including recording charges, filing fees and search fees, payable in connection with the transactions provided for herein, (ii) reasonable legal fees and disbursements incurred by Lender in connection with the preparation, negotiation and closing under this Agreement, and (iii) any other reasonable fees, costs or expenses incurred by Lender or otherwise arising in consummating the transactions contemplated hereby.

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                  (e) Section headings have been inserted in this Agreement as a matter of convenience of reference only; such headings are not part of the Agreement and shall not be used in the interpretation of this Agreement.

                  (f) TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BORROWER, THE GUARANTORS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACTOR OTHERWISE,OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. THE BORROWER, GUARANTORS AND LENDER FURTHER WAIVE ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, THE BORROWER AND GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER AND THE GUARANTORS ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the parties have caused this Agreement and Amendment to be executed by the respective duly authorized signatories, as of the date first written above.

                                  BORROWER:

                                  VACATION BREAK RESORTS AT STAR
                                  ISLAND, INC., a Florida corporation

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

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                                  LENDER:

                                  TEXTRON FINANCIAL CORPORATION,
                                  a Delaware corporation

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

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                                  GUARANTORS:

                                  ------------------------------------------
                                  RALPH P. MULLER

                                  ------------------------------------------
                                  ALICE B. MULLER

                                  VACATION BREAK U.S.A., INC., a
                                  Florida corporation

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                  ATLANTIC MARKETING REALTY, INC.,
                                  a Florida corporation

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                  ACKNOWLEDGED AND AGREED TO:

                                  VACATION BREAK RESORTS, INC., a
                                  Florida corporation

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                  SEA GARDENS BEACH AND TENNIS
                                  RESORT, INC., a Florida corporation

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

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